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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 14, 2001



                             PDS GAMING CORPORATION
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                           COMMISSION FILE NO. 0-23928


                MINNESOTA                                  41-1605970
       ----------------------------                     -------------------
       (State or other jurisdiction                      (I.R.S. Employer
             of incorporation)                          Identification No.)


                   6171 MCLEOD DRIVE, LAS VEGAS, NEVADA 89120
                   ------------------------------------------
                    (Address of principal executive offices)

                                 (702) 736-0700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                            PDS FINANCIAL CORPORATION
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS.

        This report is being filed solely for the purpose of reporting the change of the registrant's name from PDS Financial Corporation to PDS Gaming Corporation. The change was effective upon the filing with the office of the Secretary of State of Minnesota of an amendment to the registrant's Articles of Incorporation, a copy of which is included as an exhibit to this report. The registrant's Common Stock, which is listed on the NASDAQ Stock Exchange and has been traded under the symbol "PDSF," began trading under the new symbol "PDSG" on May 15, 2001.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        The following exhibits are included with this current report on Form 8-K as required by Item 601 of Regulation S-K.

        EXHIBIT NUMBER     DESCRIPTION
        --------------     -----------

        3.1 Articles of Amendment of Articles of Incorporation of PDS Financial Corporation as filed with the Secretary of State of Minnesota on May 14, 2001.

        99.1 Press release dated May 14, 2001 announcing the change of registrant's name to PDS Gaming Corporation.


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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             PDS GAMING CORPORATION

Dated:  June 7, 2001         BY: /s/ MARTHA VLCEK
                             -------------------------------------
                             Martha Vlcek
                             Chief Financial Officer and Treasurer
                             (a duly authorized officer)


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